UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 15, 2012

DOMINO’S PIZZA, INC.

(Exact name of Registrant as specified in charter)

Delaware	001-32242	38-2511577
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

30 Frank Lloyd Wright Drive

Ann Arbor, Michigan 48106

(Address of Principal Executive Offices)

(734) 930-3030

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This current report is neither an offer to sell nor a solicitation of an offer to buy any securities of Domino’s Pizza, Inc. (the “Company”) or any subsidiary of the Company.

Item 1.01	Entry into a Material Definitive Agreement.

General

As part of the previously announced recapitalization transaction, on March 15, 2012 (the “Closing Date”), Domino’s Pizza Master Issuer LLC, Domino’s SPV Canadian Holding Company Inc., Domino’s Pizza Distribution LLC and Domino’s IP Holder LLC, each a limited-purpose, bankruptcy remote, wholly-owned indirect subsidiary of the Company (collectively, the “Co-Issuers”), issued $1.575 billion aggregate principal amount of 5.216% Fixed Rate Series 2012-1 Class A-2 Notes (the “Class A-2 Notes”) in an offering exempt from registration under the Securities Act of 1933, as amended. In connection with the issuance of the Class A-2 Notes, the Co-Issuers also entered into a revolving financing facility of Series 2012-1 Class A-1 Notes (the “Variable Funding Notes”), which allows for the issuance of up to $100 million of Variable Funding Notes and certain other credit instruments, including letters of credit. The Class A-2 Notes and the Variable Funding Notes are referred to collectively as the “Notes.” The Notes were issued in a securitization transaction pursuant to which substantially all of the Company’s revenue-generating assets, consisting principally of franchise-related agreements, product distribution agreements and related assets, its intellectual property and license agreements for the use of its intellectual property, are held by the Co-Issuers and to certain other limited-purpose, bankruptcy remote, wholly-owned indirect subsidiaries of the Company that act as Guarantors of the Notes and that have pledged substantially all of their assets to secure the Notes.

Class A-2 Notes

The Notes were issued under an Amended and Restated Base Indenture dated March 15, 2012 (the “Base Indenture”), the form of which is attached to this Form 8-K as Exhibit 4.1, and the related supplemental indenture dated March 15, 2012 (the “Series 2012-1 Supplement”), the form of which is attached to this Form 8-K as Exhibit 4.2, among the Co-Issuers and Citibank, N.A., as trustee (in such capacity, the “Trustee”) and securities intermediary. The Base Indenture and the Series 2012-1 Supplement (collectively, the “Indenture”) will allow the Co-Issuers to issue additional series of notes in the future subject to certain conditions.

While the Notes are outstanding, payments of principal and interest are required to be made on the Class A-2 Notes on a quarterly basis. The payment of principal on the Class A-2 Notes may be suspended in the event that the leverage ratio for the Company and its subsidiaries and for the securitization entities is, in each case, less than 4.5x, but, during such suspension, principal payments will continue to accrue and are subject to catch-up upon failure to comply with such financial covenants.

The legal final maturity date of the Class A-2 Notes is in January of 2042, but it is anticipated that, unless earlier prepaid to the extent permitted under the Indenture, the Class A-2 Notes will be repaid in January of 2019. If the Co-Issuers have not repaid or refinanced the Class A-2 Notes prior to the anticipated repayment date, additional interest will accrue on the Class A-2 Notes equal to the greater of (A) 5% per annum and (B) a per annum interest rate equal to the excess, if any, by which the sum of (i) the yield to maturity (adjusted to a quarterly bond-equivalent basis), on the anticipated repayment date of the United States treasury Security having a term closest to 10 years plus (ii) 3.82% exceeds the original interest rate. The Class A-2 Notes rank pari passu with the Variable Funding Notes.

The Notes are secured by the collateral described below under “Guarantees and Collateral.”

Variable Funding Notes

In connection with the issuance of the Class A-2 Notes, the Co-Issuers also entered into a revolving financing facility consisting of Variable Funding Notes, which allows for the issuance of up to $100 million of Variable Funding Notes and certain other credit instruments, including letters of credit. The Variable Funding Notes were issued under the Indenture and allow for drawings on a revolving basis. Drawings and certain additional terms related to the Variable Funding Notes are governed by the Class A-1 Note Purchase Agreement dated March 15, 2012 (the “Variable Funding Note Purchase Agreement”), the form of which is attached to this Form 8-K as Exhibit 10.1, among the Co-Issuers, Domino’s Pizza LLC, as manager, certain conduit investors, financial institutions and funding agents, and Barclays Bank PLC, as provider of letters of credit, as swingline lender and as administrative agent. The Variable Funding Notes will be governed, in part, by the Variable Funding Note Purchase Agreement and by certain generally applicable terms contained in the Indenture. Interest on the Variable Funding Notes will be payable at per annum rates equal to 3 month LIBOR or the lenders’ commercial paper funding rate plus 350 basis points. While the Master Issuer does not anticipate drawing on the Variable Funding Notes on the Closing Date, the Master Issuer expects to have approximately $39.7 million in undrawn letters of credit issued under the Variable Funding Notes on or shortly after the Closing Date. There is a commitment fee on the unused portion of the Variable Funding Notes facility of 50 basis points. It is anticipated that the principal and interest on the Variable Funding Notes will be repaid in full on or prior to January 2017, subject to two additional one-year extensions at the option of Domino’s Pizza LLC, a wholly-owned subsidiary of the Company, which acts as the manager (as described below). Following the anticipated repayment date (and any extensions thereof), additional interest will accrue on the Variable Funding Notes equal to 5% per annum. The Variable Funding Notes and other credit instruments issued under the Variable Funding Note Purchase Agreement are secured by the collateral described below under “Guarantees and Collateral.”

Guarantees and Collateral

Pursuant to the Amended and Restated Guarantee and Collateral Agreement dated March 15, 2012 (the “Guarantee and Collateral Agreement”), the form of which is attached to this Form 8-K as Exhibit 10.2, among Domino’s SPV Guarantor LLC, Domino’s Pizza Franchising LLC, Domino’s Pizza International Franchising Inc., Domino’s Pizza Canadian Distribution ULC, Domino’s RE LLC and Domino’s EQ LLC, each as a guarantor of the Notes (collectively, the “Guarantors”), in favor of Citibank, N.A., as trustee, the Guarantors guarantee the obligations of the Co-Issuers under the Indenture and related documents and secure the guarantee by granting a security interest in substantially all of their assets.

The Notes are secured by a security interest in substantially all of the assets of the Co-Issuers and the Guarantors (collectively, the “Securitization Entities”). On the Closing Date, these assets (the “Securitized Assets”) included substantially all of the revenue-generating assets of the Company and its subsidiaries, which principally consist of franchise-related agreements, product distribution agreements and related assets and intellectual property and license agreements for the use of intellectual property. The pledge and collateral arrangements for the Co-Issuers are included in the Base Indenture.

The Notes are obligations only of the Co-Issuers pursuant to the Indenture and are unconditionally and irrevocably guaranteed by the Guarantors pursuant to the Guarantee and Collateral Agreement. Except as described below, neither the Company nor any subsidiary of the Company, other than the Securitization Entities, will guarantee or in any way be liable for the obligations of the Co-Issuers under the Indenture or the Notes.

Management of the Securitized Assets

None of the Securitization Entities has employees. Each of the Securitization Entities entered into an amended and restated management agreement dated March 15, 2012 (the “Management Agreement”), the form of which is attached to this Form 8-K as Exhibit 10.3, among the Securitization Entities, Domino’s Pizza LLC, as manager, and Citibank, N.A. as trustee. Domino’s Pizza LLC will act as the manager with respect to the Securitized Assets. The primary responsibilities of the manager will be to perform certain franchising, distribution, intellectual property and operational functions on behalf of the Securitization Entities with respect to the Securitized Assets pursuant to the Management Agreement. The manager will be entitled to the payment of the weekly management fee, as set forth in the Management Agreement, which includes reimbursement of certain expenses, and will be subject to the liabilities set forth in the Management Agreement. Domino’s Pizza N.S. Co. will perform all services for Domino’s Pizza Canadian Distribution ULC, which will conduct the distribution business in Canada, and will be entitled to the payment of the weekly Canadian management fee, as set forth in the Management Agreement.

The manager will manage and administer the Securitized Assets in accordance with the terms of the Management Agreement and, except as otherwise provided in the Management Agreement, the management standard set forth in the Management Agreement. Subject to limited exceptions set forth in the Management Agreement, the Management Agreement does not require the manager to expend or risk its funds or otherwise incur any financial liability in the performance of any of its rights or powers under the Management Agreement if the manager has reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it.

Subject to limited exceptions set forth in the Management Agreement, the manager will indemnify each Securitization Entity, the trustee and certain other parties, and their respective officers, directors, employees and agents for all claims, penalties, fines, forfeitures, losses, legal fees and related costs and judgments and other costs, fees and reasonable expenses that any of them may incur as a result of (a) the failure of the manager to perform its obligations under the Management Agreement, (b) the breach by the manager of any representation or warranty under the Management Agreement or (c) the manager’s negligence, bad faith or willful misconduct.

Covenants and Restrictions

The Notes are subject to a series of covenants and restrictions customary for transactions of this type, including (i) that the Co-Issuers maintain specified reserve accounts to be used to make required payments in respect of the Notes, (ii) provisions relating to optional and mandatory prepayments, including mandatory prepayments in the event of a change of control (as defined in the Series 2012-1 Supplement) and the related payment of specified amounts, including specified make-whole payments in the case of the Class A-2 Notes under certain circumstances, (iii) certain indemnification payments in the event, among other things, the transfers of the assets pledged as collateral for the Notes are in stated ways defective or ineffective and (iv) covenants relating to recordkeeping, access to information and similar matters. The Notes are also subject to customary rapid amortization events provided for in the Indenture, including events tied to failure to maintain stated debt service coverage ratios, the sum of global retail sales for all stores being below certain levels on certain measurement dates, certain manager termination events, an event of default and the failure to repay or refinance the Notes on the scheduled maturity date. The Notes are also subject to certain customary events of default, including events relating to non-payment of required interest, principal or other amounts due on or with respect to the Notes, failure to comply with covenants within certain time frames, certain bankruptcy events, breaches of specified representations and warranties, failure of security interests to be effective and certain judgments.

Use of Proceeds

A portion of the net proceeds of the offering has been or will be used to repay approximately $ 1.447 billion borrowed under the base indenture and supplement indenture among the Co-Issuers and Citibank, N.A., as trustee, dated April 16, 2007, after which the notes issued thereunder will be cancelled, and to fund a reserve account for the payment of interest on the Notes and to pay fees and expenses related to the issuance of the Notes. Any additional net proceeds will be distributed up to Domino’s Pizza, Inc. to be used for general business purposes, which may include distributions to holders of common stock, other equivalent payments and stock repurchases.

Item 1.02	Termination of a Material Definitive Agreement.

The descriptions in Item 1.01 are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The descriptions in Item 1.01 are incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

Exhibit 99.1 hereto includes certain historical and pro forma financial information of the Company related to the securitization transaction.

“Safe Harbor” Statement under Private Securities Litigation Reform Act of 1995

This current report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. You can identify forward-looking statements because they contain words such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “estimates,” or “anticipates” or similar expressions that concern our strategy, plans or intentions. These forward-looking statements relate to the refinancing of our subsidiaries’ securitization indebtedness, our ability to service our indebtedness and refinance or otherwise repay our indebtedness prior to its expected repayment date, our operating performance, the anticipated success of our reformulated pizza product, trends in our business and other descriptions of future events reflect management’s expectations based upon currently available information and data. However, actual results are subject to future risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. The risks and uncertainties that could cause actual results to differ materially include: the level of and our ability to refinance our long-term and other indebtedness; uncertainties relating to litigation; consumer preferences, spending patterns and demographic trends; the effectiveness of our advertising, operations and promotional initiatives; the strength of our brand in the markets in which we compete; our ability to retain key personnel; new product and concept developments by us, such as our reformulated pizza, and other food-industry competitors; the ongoing level of profitability of our franchisees; and our ability and that of our franchisees’ to open new restaurants and keep existing restaurants in operation; changes in food prices, particularly cheese, labor, utilities, insurance, employee benefits and other operating costs; the impact that widespread illness or general health concerns may have on our business and the economy of the countries where we operate; severe weather conditions and natural disasters; changes in our effective tax rate; changes in government legislation and regulations; adequacy of our insurance coverage; costs related to future financings; our ability and that of our franchisees to successfully operate in the current credit environment; changes in the level of consumer spending given the general economic conditions including interest rates, energy prices and weak consumer confidence; availability of borrowings under our variable funding notes and our letters of credit; changes in accounting policies; and the European sovereign debt crisis and its potential to negatively impact the global economy. Important factors that could cause actual results to differ materially from our expectations are more fully described in our other filings with the Securities and Exchange Commission, including under the section headed “Risk Factors” in our annual report on Form 10-K. Except as required by applicable securities laws, we do not undertake to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

As provided in General Instruction B.2 of Form 8-K, the information contained in this Item 7.01 of this Form 8-K, including the information contained in Exhibit 99.1, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. In furnishing such information, we make no admission as to the materiality of any such information in this report that is required to be disclosed solely by reason of Regulation FD.

Item 8.01	Other Events

In connection with the completion of the securitization transaction, the Company issued a press release on March 16, 2012, which is attached to this Form 8-K as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits.

Exhibit Number	Description

4.1	Form of Amended and Restated Base Indenture dated March 15, 2012 among Domino’s Pizza Master Issuer LLC, Domino’s SPV Canadian Holding Company Inc., Domino’s Pizza Distribution LLC and Domino’s IP Holder LLC, each as Co-Issuer, and Citibank, N.A., as Trustee and Securities Intermediary.

4.2	Form of Supplemental Indenture dated March 15, 2012 among Domino’s Pizza Master Issuer LLC, Domino’s SPV Canadian Holding Company Inc., Domino’s Pizza Distribution LLC and Domino’s IP Holder LLC, each as Co-Issuer of Series 2012-1 5.216% fixed rate senior secured notes, Class A-2, and Series 2012-1 variable funding senior notes, Class A-1, and Citibank, N.A., as Trustee and Series 2012-1 Securities Intermediary.

10.1	Form of Class A-1 Note Purchase Agreement dated March 15, 2012 among Domino’s Pizza Master Issuer LLC, Domino’s SPV Canadian Holding Company Inc., Domino’s Pizza Distribution LLC and Domino’s IP Holder LLC, each as Co-Issuer, Domino’s Pizza LLC, as manager, certain conduit investors, financial institutions and funding agents, and Barclays Bank PLC, as provider of letters of credit, as swingline lender and as administrative agent.

10.2	Form of Amended and Restated Guarantee and Collateral Agreement dated March 15, 2012 among Domino’s SPV Guarantor LLC, Domino’s Pizza Franchising LLC, Domino’s Pizza International Franchising Inc., Domino’s Pizza Canadian Distribution ULC, Domino’s RE LLC and Domino’s EQ LLC, each as a guarantor of the Notes, in favor of Citibank, N.A., as trustee.

10.3	Form of Management Agreement dated March 15, 2012 among Domino’s Pizza Master Issuer LLC, certain subsidiaries of Domino’s Pizza Master Issuer LLC party thereto, Domino’s SPV Guarantor LLC, Domino’s Pizza LLC, as manager and in its individual capacity, Domino’s Pizza NS Co., and Citibank, N.A., as Trustee.

99.1	Certain Historical and Pro Forma Financial Information of the Company.

99.2	Press Release dated March 16, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOMINO’S PIZZA, INC. (Registrant)

/s/ Michael T. Lawton
Name: Michael T. Lawton
Title: Chief Financial Officer

Date: March 19, 2012

Exhibit Index

Exhibit Number	Description

4.1	Form of Amended and Restated Base Indenture dated March 15, 2012 among Domino’s Pizza Master Issuer LLC, Domino’s SPV Canadian Holding Company Inc., Domino’s Pizza Distribution LLC and Domino’s IP Holder LLC, each as Co-Issuer, and Citibank, N.A., as Trustee and Securities Intermediary.

4.2	Form of Supplemental Indenture dated March 15, 2012 among Domino’s Pizza Master Issuer LLC, Domino’s SPV Canadian Holding Company Inc., Domino’s Pizza Distribution LLC and Domino’s IP Holder LLC, each as Co-Issuer of Series 2012-1 5.216% fixed rate senior secured notes, Class A-2, and Series 2012-1 variable funding senior notes, Class A-1, and Citibank, N.A., as Trustee and Series 2012-1 Securities Intermediary.

10.1	Form of Class A-1 Note Purchase Agreement dated March 15, 2012 among Domino’s Pizza Master Issuer LLC, Domino’s SPV Canadian Holding Company Inc., Domino’s Pizza Distribution LLC and Domino’s IP Holder LLC, each as Co-Issuer, Domino’s Pizza LLC, as manager, certain conduit investors, financial institutions and funding agents, and Barclays Bank PLC, as provider of letters of credit, as swingline lender and as administrative agent.

10.2	Form of Amended and Restated Guarantee and Collateral Agreement dated March 15, 2012 among Domino’s SPV Guarantor LLC, Domino’s Pizza Franchising LLC, Domino’s Pizza International Franchising Inc., Domino’s Pizza Canadian Distribution ULC, Domino’s RE LLC and Domino’s EQ LLC, each as a guarantor of the Notes, in favor of Citibank, N.A., as trustee.

10.3	Form of Management Agreement dated March 15, 2012 among Domino’s Pizza Master Issuer LLC, certain subsidiaries of Domino’s Pizza Master Issuer LLC party thereto, Domino’s SPV Guarantor LLC, Domino’s Pizza LLC, as manager and in its individual capacity, Domino’s Pizza NS Co., and Citibank, N.A., as Trustee.

99.1	Certain Historical and Pro Forma Financial Information of the Company

99.2	Press Release dated March 16, 2012.